UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2005 (March 31, 2005)

FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On March 31, 2005, First Acceptance Corporation (the “Company”) entered into an Escrow Agreement (the “Escrow Agreement”) with Stephen J. Harrison, the Chief Executive Officer and President and a director of the Company, and Thomas M. Harrison, Jr., the Executive Vice President and Secretary and a director of the Company (collectively, the “Harrisons”). Pursuant to that certain Agreement and Plan of Merger, dated as of December 15, 2003 (the “Merger Agreement”), the Company acquired USAuto Holdings, Inc. (“USAuto”). Under the terms of the Merger Agreement, the Harrisons were entitled to receive up to an additional 750,000 shares of the Company’s common stock (the “Shares”) upon the attainment of certain financial targets by USAuto and its subsidiaries. Attainment of the financial targets was to be determined by the Audit Committee of the Company’s Board of Directors and the Chief Financial Officer of the Company based upon the audited consolidated net income of USAuto for the twelve-month period ended December 31, 2004.

     The fiscal year of the Company and USAuto ends on June 30 each year and the financial statements of FAC and USAuto for the twelve-month period ended December 31, 2004 are not audited by the Company’s independent auditors. After consultation with the Audit Committee and the Company’s Chief Financial Officer, the Board of Directors has determined that it is impracticable and not in the best interest of the Company or its stockholders to obtain an audit of USAuto and its subsidiaries for the twelve-month period ended December 31, 2004 as set forth in the Merger Agreement. The Audit Committee of the Company’s Board of Directors and the Company’s Chief Financial Officer have reviewed the financial targets based upon unaudited financial information for the twelve-month period ended December 31, 2004 and the Audit Committee has determined that the financial targets have been achieved and the Harrisons are entitled to receive the Shares pursuant to the Merger Agreement.

     The Company and the Harrisons have agreed that it is in the best interest of the Company, its stockholders and the Harrisons that the Shares be issued to the Harrisons and held in escrow pursuant to the terms of the Escrow Agreement until completion of the audit of the Company’s financial statements for the fiscal year ended June 30, 2005. The Escrow Agreement is attached hereto as Exhibit 10.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

10	Escrow Agreement, dated March 31, 2005, by and among First Acceptance Corporation, Stephen J. Harrison and Thomas M. Harrison, Jr.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Charles D. Hamilton
Charles D. Hamilton
Senior Vice President, Chief Financial Officer and Treasurer

Date: April 6, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10	Escrow Agreement, dated March 31, 2005, by and among First Acceptance Corporation, Stephen J. Harrison and Thomas M. Harrison, Jr.